UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2022

Crinetics Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10222 Barnes Canyon Road, Bldg. #2
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 450-6464

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRNX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 30, 2022, Crinetics Pharmaceuticals, Inc. (the “Company” or “Crinetics”) issued a press release reporting its financial results for the year ended December 31, 2021. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information contained or incorporated herein, including the press release filed as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

The slides attached as Exhibit 99.2 to this Current Report contain certain additional information related to clinical data results for our Phase 1 clinical study of CRN04777. Crinetics intends to present the slides during a conference call and live webcast with the investment community on March 30, 2022, at 4:30 p.m. Eastern Time.

The information contained in this Item 7.01, including in Exhibit 99.2 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Crinetics cautions you that statements contained in this current report regarding matters that are not historical facts are forward-looking statements. These statements are based on the company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the potential benefits of CRN04777 for patients with congenital and other forms of hyperinsulinism; plans to meet with regulators and to advance CRN04777 into a clinical program for the treatment of hyperinsulinism; and plans to advance other pipeline product candidates. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements speak only as of the date of hereof and are subject to a number of risks, uncertainties and assumptions, including risks and uncertainties inherent in Crinetics’ business, including, without limitation: preliminary data that we report may change following a more comprehensive review of the data related to the clinical trials and such data may not accurately reflect the complete results of a clinical trial, and the FDA and other regulatory authorities may not agree with our interpretation of such results; advancement of CRN04777 into later stage trials is dependent on and subject to the receipt of further feedback from the FDA; we may not be able to obtain, maintain and enforce our patents and other intellectual property rights, and it may be prohibitively difficult or costly to protect such rights; the COVID-19 pandemic may disrupt Crinetics’ business and that of the third parties on which it depends, including delaying or otherwise disrupting its clinical trials and preclinical studies, manufacturing and supply chain, or impairing employee productivity; unexpected adverse side effects or inadequate efficacy of the company’s product candidates that may limit their development, regulatory approval and/or commercialization; the company’s dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the success of Crinetics’ clinical trials and nonclinical studies; regulatory developments in the United States and foreign countries; Crinetics may use its capital resources sooner than it expects; and the other risks and uncertainties described in the company’s periodic filings with the SEC. The events and circumstances reflected in the company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Additional information on risks facing Crinetics can be found under the heading “Risk Factors” in documents the company files from time to time with the SEC. Except as required by applicable law, Crinetics does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 30, 2022.

99.2	CRN04777 Phase 1 Multiple Ascending Dose Data Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crinetics Pharmaceuticals, Inc.

Date:	March 30, 2022	By:	/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D. President and Chief Executive Officer (Principal Executive Officer)